4Q16 Energy Update

4Q 16 Energy Highlights  Energy outstandings down $5.9 million in 4Q, or 2.4%, to $237.4 million  18.5% of loans, down from 19.1% at 9/30/16  Direct C&I – 81% of balances, Indirect – 19% (CRE and RRE)  C&I Wtd Average Maturity – 3.2 years  Energy reserve stands at 4.9% of energy loans at 12/31/16  Reserves on C&I energy loans 5.6%; Other energy related 2.3%  Four energy-related C/Os during quarter totaling $549,000; one energy- related recovery during quarter totaling $175,000  One energy-related impairment totaling $2.9 million identified during 4Q; we utilized $2.0 million of the reserve for potential yet unidentified energy losses to offset this impairment, leaving a balance of $500,000 in that reserve  Cycle to date NCO’s - $3.3 million or 1.23% of 12/31/14 energy loans 2

4Q 16 Energy Highlights (cont’d)  Total criticized energy loans 50.2% of total energy loans  vs. 47.1% at 9/30/16  Total criticized up $4.5 million to $119.2 million (up 3.9%)  Eleven energy-related downgrades during quarter  1 relationships downgraded to Special Mention (SM) - $4.2 Million  10 relationships downgraded to Substandard (SS) - $21.1 Million  2 Shared National Credits – $14.6 million or 6.2% of energy loans  Unfunded Commitments – Only 24% of outstanding balances  $57.2 million at 12/31/16 - Utilization rate of 50.7% vs. 43.3% at 9/30/16  The increased utilization rate was impacted by an $11.9 million decrease in original lines and a $5.4 million increase in ending balances  A/R – 83% of commitments, Equipment 8%, CRE 5%  A/R customers have lockbox agreements and/or at minimum provide monthly borrowing base certificates  Houston non-owner occupied CRE - $29.5 million, 2.3% of total loans 3

Energy Portfolio as of 12/31/2016 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices ($’s in Millions) 4 Collateral Total $’s (Millions) % of Energy Portfolio # of Loans # of Relationships Avg $ per Relationship Wt'd Avg Maturity (Yrs) Accounts Receivables $ 47.0 19.8% 62 58 $ 0.8 0.2 Barges, Crew Boats, Marine Vessel 64.1 27.0% 30 22 2.9 5.7 Equipment 72.9 30.7% 169 85 0.9 3.2 Inventory 2.2 0.9% 6 6 0.4 2.2 CD/Mkt. Securities 2.2 0.9% 16 13 0.2 1.0 All Other 3.6 1.5% 93 82 0.0 0.0 Sub Total C & I $ 192.1 80.9% 376 266 $ 0.7 3.2 Commercial Real Estate 41.4 17.4% 77 63 0.7 10.3 Consumer Real Estate 3.5 1.5% 43 39 0.1 11.1 Other 0.4 0.2% 22 22 0.0 0.0 Sub Total Non C & I $ 45.3 19.1% 142 124 $ 0.4 10.3 Total $ 237.4 100.0% 518 390 $ 0.6 4.6

Past Due Energy Loans as of 12/31/2016 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices > 30 days + nonaccruals = 13.88% of energy loans ($’s in Millions) 5 Collateral Total $’s (Millions) % of Energy Portfolio Total Past Due $’s (Millions) % of Energy Portfolio 0-29 30-59 60-89 90+ Non- Accruals Accounts Receivables $ 47.0 19.8% $ 10.84 4.6% $ 9.17 $ 0.33 - - $ 1.35 Barges, Crew Boats, Marine Vessel 64.1 27.0% 37.53 15.8% 16.74 - - - 20.79 Equipment 72.9 30.7% 16.78 7.1% 10.34 0.01 0.01 - 6.41 Commercial Real Estate 41.4 17.4% 6.12 2.6% 2.10 0.67 - - 3.35 Consumer Real Estate 3.5 1.5% 0.24 0.1% 0.25 - - - - Inventory 2.2 0.9% 0.50 0.2% 0.50 - - - - CD/Mkt. Securities 2.2 0.9% 0.79 0.3% 0.79 - - - - All Other 4.0 1.7% 0.40 0.2% 0.36 0.02 0.01 - 0.01 Total $ 237.4 100.0% $ 73.19 30.8% $ 40.23 $ 1.04 $ 0.02 $0.00 $ 31.91 Accruing – Past Due ($ Millions)

Energy Loans by Risk Rating & Loan Type as of 12/31/2016 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 6 Risk Rating Rating # C & I R/E Comm Consumer Real Estate CD/Mkt. Securities Other 4Q16 Total 4Q16 % of Energy Portfolio 3Q16 Total 3Q16 % of Energy Portfolio Prime 1 - - - $ 1.3 - $ 1.3 0.5% $ 1.7 0.7% Excellent 2 0.4 0.3 - 0.4 - 1.1 0.5% 1.5 0.6% Above Average 3 37.8 2.5 0.1 - - 40.4 17.0% 37.0 15.2% Satisfactory 4 50.0 20.5 3.0 0.5 1.5 75.5 31.8% 88.4 36.3% Total Pass Rated $ 88.2 $ 23.3 $ 3.1 $ 2.2 $ 1.5 $ 118.2 49.8% $ 128.6 52.9% Other Assets Special Mention 5 21.5 9.1 0.4 - - 31.0 13.0% 37.4 15.4% Substandard 6 80.3 7.5 0.3 - 0.1 88.2 37.2% 77.3 31.8% Doubtful 7 0.0 - - - 0.0 0.0 0.0% 0.0 0.0% Total $ 190.0 $ 39.9 $ 3.8 $ 2.2 $ 1.6 $ 237.4 100.0% $ 243.3 100.0%

Energy Loans by Risk Rating & Collateral as of 12/31/2016 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 7 Collateral Pass Other Assets Special Mention Substandard Doubtful 4Q16 Total 4Q16 % of Energy Portfolio 3Q16 Total 3Q16 % of Energy Portfolio Accounts Receivables $ 16.4 $ 13.3 $ 17.3 - $ 47.0 19.8% $ 42.4 17.4% Barges, Crew Boats, Marine Vessel 22.4 4.7 37.1 - 64.1 27.0% 65.4 26.9% Equipment 44.3 3.5 25.1 - 72.9 30.7% 81.4 33.5% Commercial Real Estate 24.6 9.1 7.7 - 41.4 17.4% 41.2 16.9% Real Estate 2.9 0.4 0.2 - 3.5 1.5% 3.5 1.4% Inventory 1.8 - 0.5 - 2.2 0.9% 2.2 0.9% CD Secured 2.2 - - - 2.2 0.9% 2.9 1.2% All Other 3.7 0.1 0.2 0.0 4.0 1.7% 4.3 1.8% Total $ 118.2 $ 31.0 $ 88.2 $ 0.0 $ 237.4 100.0% $ 243.3 100.0%

Energy Loans by Type of Facility as of 12/31/2016 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 8 Facility Type Bal 12.31.16 ($'s in Millions) % of Energy Portfolio Bal 09.30.16 ($'s in Millions) % of Energy Portfolio Net Change 4Q16 Closed-End LOC $ 164.9 69.4% $ 176.2 72.4% - $ 11.3 Revolving LOC 64.9 27.4% 59.7 24.5% 5.8 Other 7.6 3.2% 7.4 3.1% 0.2 Total $ 237.4 100.0% $ 243.3 100.0% - $ 5.3

Energy Loans Unfunded Commitment as of 12/31/2016 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices Combined utilization rate (including straight lines of credit) was 50.7% compared to 43.3% at 09/30/2016. The increased utilization rate was impacted by an $11.9 million decrease in original lines and $5.4 million increase in ending balances. Revolving Lines of Credit ($’s in Millions) 9 Collateral Original Line Amount Current Balance Unfunded Amount Accounts Receivables $ 94.2 $ 47.0 $ 47.2 Barges, Crew Boats, Marine Vessel 0.5 0.2 0.3 Equipment 16.6 11.8 4.8 Commercial Real Estate 5.8 3.1 2.7 Real Estate 0.7 0.4 0.3 Inventory 0.8 0.8 0.0 CD Secured 2.0 0.8 1.2 All Other 1.4 0.8 0.6 Total $ 122.2 $ 64.9 $ 57.2